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                                                                 EXHIBIT 23.11


                    CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors and Shareholders
  Gentle Dental Service Corporation:

We consent to the use of our report on the financial statements of GMS Dental Group, Inc. and Subsidiaries dated May 12, 1997, included herein and to the reference to our firm under the heading "Experts" in Amendment No. 2 to the Registration Statement on Form S-4.

                                          /s/  KPMG LLP


Orange County, California
January 26, 1999